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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: July 10, 1998


                             ACTION INDUSTRIES, INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Pennsylvania                      1-6485                      25-0918682
    ----------------                -----------              ---------------
    (State of Incorporation)        (Commission              (IRS Employer
                                    File Number)             Identification No.)


330 West 42nd Street, New York, NY                                10036-6902
-----------------------------------                               ----------
(Address of Principal executive offices)                          (Zip code)

                                  212-594-2580
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              (Registrant's telephone number, including area code)













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ITEM 4.               CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 1, 1998 the Registrant terminated the services of Ernst & Young LLP as the Registrant's certifying accountants.

(b) In connection with the audits of the Registrant's financial statements for the fiscal years ended June 30, 1996 and 1997 and for the period from July 1, 1997 through March 30, 1998, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreements in their report.

(c) The Former Accountants' reports on the Registrant's financial statements for the fiscal years ended June 30, 1996 and 1997 do not contain an adverse opinion or disclaimer of opinion and include an explanatory paragraph raising substantial doubt concerning the Registrant's ability to continue as a going concern.

(d) A letter from the Former Accountants addressed to the Securities and Exchange Commission stating that they agree with the Registrant's response to this item is filed as an Exhibit hereto.

(e) On July 1, 1998 the Registrant retained the services of Marcum and Kleigman LLP as its certifying accountants commencing with the fiscal ending June 30, 1998.

(f) The Registrant's Audit Committee and Board of Directors have approved the change in auditors.

(g)      Exhibits

         Letter from Ernst & Young LLP in accordance with Item 4(d).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACTION INDUSTRIES, INC.
                                                   (Registrant)


                                    By:        /s/ William J. Rappaport
                                       -----------------------------------
                                             Name: William J. Rappaport
                                             Title: President and Chief
                                                    Executive Officer

Dated: July 10, 1998